SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 23, 2004

                             Western Sierra Bancorp
             (Exact Name of Registrant as Specified in its Charter)

         California                      000-25979                68-0390121
(State or Other Jurisdiction          Commission File          (I.R.S. Employer
      of Incorporation)                    Number            Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California                95682
       (Address of Principal Executive Offices)                   (Zip Code)

                          (530) 677-5600 (Registrant's
                     Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

Item 12. Results of Operations and Financial Condition

On July 19, 2004, Western Sierra Bancorp issued a press release setting forth its second-quarter 2004 earnings. A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.



Exhibits

      Exhibit_99.1. Press Release Western Sierra Bancorp Reports Record
                    Profitability for second quarter 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      WESTERN SIERRA BANCORP

Date: July 23, 2004                   By: /s/ Anthony J. Gould
                                          --------------------------------------
                                          Anthony J. Gould
                                          Chief Accounting and Financial Officer